UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04893

THE TAIWAN FUND, INC.

(Exact name of registrant as specified in charter)

C/O STATE STREET BANK AND TRUST COMPANY,

2 AVENUE DE LAFAYETTE, P.O. BOX 5049,

BOSTON, 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:
State Street Bank and Trust Company	Leonard B. Mackey, Jr., Esq.
Attention: Tracie A. Coop	Clifford Chance US LLP
Secretary	31 West 52nd Street
4 Copley Place, 5th Floor	New York, New York 10019-6131
Boston, Massachusetts 02116

Registrant’s telephone number, including area code: 1 (877) 864-5056

Date of fiscal year end: August 31

Date of reporting period: February 28, 2013

Item 1. Report to Stockholders.

CHAIRMAN’S STATEMENT

Dear Stockholders,

It has been a volatile six months for Taiwan’s markets, and for The Taiwan Fund, Inc. (the “Fund”) itself. For much of the period, global macroeconomic factors affected the markets, with uncertainty over the “fiscal cliff” in the United States and the Chinese leadership transition at times overshadowing bullish investor sentiment.

As is described in the Report of the Investment Manager, the Fund produced a healthy absolute return over the review period, but finished a little behind the benchmark Taiwan Stock Exchange Index (“TAIEX”). Not holding Taiwan Semiconductor Manufacturing Company (TSMC), by far the largest constituent of the TAIEX, cost 1.8 percentage points of relative performance — more than the shortfall between the Fund and its benchmark over the six months. However, the investment manager believes that, on the basis of its fundamentals, TSMC does not currently merit a place in a high-conviction portfolio such as ours. Decisions like this go to the heart of active fund management. This time it cost some relative performance, but in the long term we are confident that the Fund will be the stronger for it.

I hope that my statement in the Annual Report in six month’s time will reflect continuing strong absolute returns.

On behalf of the Board, I would like to thank you for your continuing support of The Taiwan Fund, Inc.

Sincerely,

Joe O. Rogers

Chairman

REPORT OF THE INVESTMENT MANAGER

Review

This was a positive period for the Taiwanese market, which rose 7.9% in the six months ended February 28, 2013. It was a volatile period, however. In September the US Federal Reserve announced a third-round of quantitative easing, and global markets rallied in anticipation of a fresh wave of liquidity to riskier assets. The Taiwanese market was no exception, rising 6.6% in the month. In October, though, Taiwan equities saw all those gains eroded. Despite improving global economic indicators, the index fell 6.8% over the month, amid low trading volume. Taiwan’s capital gains tax (CGT), which is to be implemented this year, and extra tax on stock transactions in the calculation of national health insurance premiums also reduced the general appetite for stock trading. But things improved markedly in November, with Taiwanese equities staging a strong rebound late in the month thanks to the government’s market-supporting initiatives. In early February, Taiwan’s cabinet stepped down after ex-Premier Sean Chen resigned on health grounds. This paved the way for a reshuffle that President Ma touted as adding new skills and capability to his government. New Premier Jiang Yi-huah is tasked with boosting the island’s economy and pushing through government and economic structural reforms.

Over the review period as a whole, the Fund underperformed the index, returning 5.8%. The largest detractor from relative performance was not holding electronics manufacturer Taiwan Semiconductor. Of stocks held, shipping and department store chain company, First Steamship, and adhesive-tape and packaging-materials manufacturer Yem Chio were negative contributors to returns, as was PC Home Online.

On the positive side, property developer Ruentex Development and Advantech, the industrial PC manufacturer, were the most significant positive contributors, followed by Acter, the constructor of electrical and biomedical facilities.

During the period we initiated new holdings in King Slide Works (a maker of highly customized server rail kits), Lumax International (Taiwan’s largest process-control equipment vendor) and security companies Taiwan Secom and Taiwan-Sogo

Shin Kong Security. On the sales side, positions closed included concrete-pipe manufacturer Wei Mon Industry and surveillance-system provider Geo Vision.

Outlook

The review period saw a number of events that bode well for strengthened cross-strait economic ties, particularly the inaugural meeting between Taiwan’s Financial Supervisory Commission and mainland China’s Securities Regulatory Commission. Financial regulators have reached agreement on a series of measures to open China’s mainland markets for investment, with China permitting investment quotas of 100 billion yuan. Brokers in Taiwan may own up to 51% of joint ventures under the new rules, while Taiwan will raise the limit for Chinese investment in Taiwan to US$1 billion.

Meanwhile, the financial-services sector came to investors’ attention when domestic banking units in Taiwan officially opened for yuan-denominated business on February 6, 2013. The third cross-strait banking supervision meeting will be held in late March, and the focus is expected to be on deregulation of equity investment for the banking sector.

Economic data has also been encouraging, with the news that Taiwan’s economy expanded faster than expected in the last quarter of 2012. The 3.4% growth rate was the strongest in five quarters, thanks to strong consumption and improved demand for the island’s electronic exports. The government raised its full-year economic growth forecast for 2013 to 3.5% from 3.2%, but warned at the same time that global economic growth momentum remained weak.

Lastly, this stock market reacts a shade too much to political developments, rumors, sentiment and short-term factors, we remain convinced that the best way to outperform it over the long term is by constructing a diversified portfolio of fundamentally strong companies, all chosen for their growth prospects and valuation. This has long been the strategy of The Taiwan Fund, Inc. and we have no intention of departing from it.

Sincerely,

Wong Kok Hoi

Co-Portfolio Manager

James Liu

Co-Portfolio Manager

*	Returns for the Fund are historical total returns that reflect changes in NAV per share during each period and assume that dividends and capital gains, if any, were reinvested. Returns for the TAIEX Index are not total returns and reflect only changes in share price but do not assume that cash dividends, if any, were reinvested, and thus are not strictly comparable to the Fund returns. Past performance is not indicative of future results of the Fund.

ABOUT THE PORTFOLIO MANAGERS (unaudited)

Wong Kok Hoi — Co-Portfolio Manager of the Fund

Wong Kok Hoi, is the chairman and chief investment officer at APS. He has 30 years of investment experience in Asian Pacific equity markets. He co-manages the APS Greater China, Taiwan and Asian accounts and is based in Singapore. Prior to the setting up of APS, Kok Hoi worked as Senior Investment Officer, Asia Pacific Equities Department, of the Government of Singapore Investment Corporation (GIC) from 1981 to 1985. He then joined Citicorp Investment Management HK as Vice-President and was promoted to CIO of Cititrust, Japan. Kok Hoi, a Japan Mombusho scholar, obtained his B. Commerce (Honors) degree from Hitotsubashi University. He also attended the Harvard University’s Investment Appraisal and Management Program and is a CFA Holder.

James Liu — Co-Portfolio Manager of the Fund

APS’s lead China portfolio manager, Deputy Chairman and Deputy Chief Investment Officer is James Liu. James is the portfolio manager of the China ‘A’ Share accounts and co-manager of Greater China and Taiwan accounts. Prior to joining APS in January 1996, he was senior manager at Shanghai International Securities, the then largest stock brokerage firm and investment bank in China. He has 20 years of investment experience in Greater China markets and has successfully managed money for the last 10 years. James is based in Shanghai and Singapore.

APS Taiwan Team

In total, APS has eight investment professionals involved in investing in Taiwan. As well as the experience of the co-managers, APS has one dedicated Taiwan analyst who has been covering the region for seven years and one specialist tech analyst who covers both Taiwan and Korea.

The APS macro-economist Dr. Tan Kong Yam is also part of the team. Dr. Tan has 29 years investment experience including roles with the Monetary Authority of Singapore, Ministry of Trade and Industry, The National University of Singapore and the World Bank Office in Beijing. Dr. Tan identifies and verifies mid-to-long-term structural and business trends across the region for the investment team to take into their investigative company specific research.

PORTFOLIO SNAPSHOT*

Top Ten Equity Holdings
HOLDINGS AS OF FEBRUARY 28, 2013%
WT Microelectronics Co., Ltd.	8.5
YungShin Global Holding Corp.	5.6
Mercuries & Associates, Ltd.	5.3
Advantech Co., Ltd.	5.2
Ruentex Development Co., Ltd.	4.1
Aurora Corp.	4.1
Yungtay Engineering Co., Ltd.	4.0
Makalot Industrial Co., Ltd.	3.9
PC Home Online	3.4
First Steamship Co., Ltd.	3.4

Top Ten Industry Weightings
WEIGHTINGS AS OF FEBRUARY 28, 2013%
Building Material and Construction	15.4
Trading and Consumers’ Goods	11.1
Electronic Products Distribution	8.5
Textile	7.0
Other Industry	6.2
Other Electronic	6.2
Healthcare	5.6
Electronic Parts/Components	5.2
Computer and Peripheral Equipment	5.2
Shipping and Transportation	4.9

*	Percentages based on net assets.

Top Ten Equity Holdings
HOLDINGS AS OF AUGUST 31, 2012%
WT Microelectronics Co., Ltd.	8.2
Mercuries & Associates, Ltd.	5.4
YungShin Global Holding Corp.	5.3
Ruentex Development Co., Ltd.	4.7
First Steamship Co., Ltd.	4.4
Advantech Co., Ltd.	4.1
Aurora Corp.	3.9
PC Home Online	3.8
Yem Chio Co., Ltd.	3.8
Yungtay Engineering Co., Ltd.	3.8

Top Ten Industry Weightings
WEIGHTINGS AS OF AUGUST 31, 2012%
Building Material and Construction	17.6
Trading and Consumers’ Goods	14.8
Electronic Products Distribution	8.2
Shipping and Transportation	7.8
Healthcare	7.7
Textile	6.4
Electric Machinery	4.8
Financial and Insurance	4.6
Other Electronic	4.5
Computer and Peripheral Equipment	4.1

INDUSTRY ALLOCATION

Industry Allocation (as a percentage of net assets)

Fund holdings are subject to change and percentages shown above are based on net assets as of February 28, 2013. The pie chart illustrates the allocation of the investments by sector. A complete list of holdings as of February 28, 2013 is contained in the Schedule of Investments included in this report. The most current available data regarding portfolio holdings and industry allocation can be found on our website, www.thetaiwanfund.com. You may also obtain updated holdings by calling 1-877-864-5056.

SCHEDULE OF INVESTMENTS/FEBRUARY 28, 2013

(SHOWING PERCENTAGE OF NET ASSETS) (unaudited)

	SHARES	US $ VALUE (NOTE 2)

COMMON STOCKS — 97.7%
CONSTRUCTION — 15.4%
Building Material and Construction Industry — 15.4%
Acter Co., Ltd.	941,179	4,552,582
Goldsun Development & Construction Co., Ltd.	11,314,980	4,424,309
Good Friend International Holdings, Inc., TDR #	4,898,000	1,741,827
Hung Poo Real Estate Development Corp. #	4,929,873	5,076,690
King’s Town Construction Co., Ltd. #	4,474,764	4,743,779
Taiwan Land Development Corp. #*	8,681,129	3,292,020

TOTAL CONSTRUCTION		23,831,207

ELECTRIC AND MACHINERY — 4.0%
Electric Machinery Industry — 4.0%
Yungtay Engineering Co., Ltd.	3,274,000	6,180,169

TOTAL ELECTRIC AND MACHINERY		6,180,169

ELECTRONICS — 30.2%
Communications and Internet Industry — 3.1%
Wistron NeWeb Corp.	2,753,046	4,927,671

Computer and Peripheral Equipment Industry — 5.2%
Advantech Co., Ltd.	1,808,100	8,045,074

Electronic Parts/Components Industry — 5.2%
King Slide Works Co., Ltd.	570,000	3,746,650
Taiflex Scientific Co., Ltd.	3,452,821	4,306,352

		8,053,002

Electronic Products Distribution Industry — 8.5%
WT Microelectronics Co., Ltd. #	10,901,900	13,174,224

Other Electronic Industry — 6.2%
Aurora Corp. #	4,060,000	6,377,429
Lumax International Corp., Ltd.	844,000	1,957,332
Tatung Co., Ltd.*	4,770,897	1,284,933

		9,619,694

Semiconductor Industry — 2.0%
MPI Corp.	1,448,000	3,133,555

TOTAL ELECTRONICS		46,953,220

FINANCE — 4.1%
Financial and Insurance Industry — 4.1%
Union Bank of Taiwan*	7,807,280	3,079,068
Yuanta Financial Holding Co., Ltd.	6,321,000	3,270,603

TOTAL FINANCE		6,349,671

HEALTHCARE — 8.2%
Biotechnology and Medical Care Industry — 2.6%
Pacific Hospital Supply Co., Ltd. #	1,345,456	3,986,503

Healthcare Industry — 5.6%
YungShin Global Holding Corp. #	6,146,000	8,732,203

TOTAL HEALTHCARE		12,718,706

	SHARES	US $ VALUE (NOTE 2)

OTHERS — 6.2%
Other Industry — 6.2%
Ruentex Development Co., Ltd.	2,918,082	6,383,750
Taiwan Secom Co., Ltd.	728,000	1,636,782
Taiwan-Sogo Shinkong Security Corp.	1,378,000	1,660,577

TOTAL OTHERS		9,681,109

PLASTICS — 3.2%
Plastic Industry — 3.2%
Yem Chio Co., Ltd. #	7,647,915	5,001,249

TOTAL PLASTICS		5,001,249

TEXTILES — 7.0%
Textile Industry — 7.0%
Far Eastern New Century Corp.	4,343,341	4,816,743
Makalot Industrial Co., Ltd.	1,828,000	6,112,538

TOTAL TEXTILES		10,929,281

TRANSPORTATION — 4.9%
Shipping and Transportation Industry — 4.9%
First Steamship Co., Ltd.	6,677,714	5,222,152
Taiwan High Speed Rail Corp. #*	12,597,600	2,377,987

TOTAL TRANSPORTATION		7,600,139

WHOLESALE AND RETAIL — 14.5%
Information Service Industry — 3.4%
PC Home Online	1,048,128	5,228,893

Trading and Consumers’ Goods Industry — 11.1%
Mercuries & Associates, Ltd. #	9,178,175	8,260,404
Taiwan Tea Corp.	8,231,000	4,522,451
Test-Rite International Co., Ltd. #	6,075,260	4,484,796

		17,267,651

TOTAL WHOLESALE AND RETAIL		22,496,544

TOTAL COMMON STOCKS (Cost — $135,711,114)		151,741,295

TOTAL INVESTMENTS — 97.7% (Cost — $135,711,114)		151,741,295

OTHER ASSETS AND LIABILITIES, NET—2.3%		3,494,512

NET ASSETS — 100.0%		155,235,807

Legend:

TDR	– Taiwan Depositary Receipt
US	$ – United States Dollar
#	A portion of this security is considered illiquid. At February 28, 2013, the value of these securities considered illiquid amounted to $32,440,288 which represented 20.9% of net assets.
*	Non-income producing

The accompanying notes are an integral part of the financial statements.	9

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2013 (unaudited)

Assets:
Investments in securities, at value (cost $135,711,114) (Notes 2 and 3)		$151,741,295
Cash		1,638,618
Cash in New Taiwan dollars (cost $2,409,497)		2,398,922
Prepaid expenses		13,736

Total assets		155,792,571

Liabilities:
Payable for Fund shares repurchased	$139,004
Payable for securities purchased	62,320
Accrued management fee (Note 4)	77,186
Accrued directors’ and officers’ fees and expenses	32,891
Other payables and accrued expenses	245,363

Total liabilities		556,764

Net Assets		$155,235,807

Net Assets Consist of:
Paid in capital		$177,437,713
Accumulated undistributed net investment loss		(26,766,058)
Accumulated net realized loss on investments in securities and foreign currency		(11,455,454)
Net unrealized appreciation on investments in securities and foreign currency		16,019,606

Net Assets		$155,235,807

Net Asset Value, per share ($155,235,807/8,530,985 shares outstanding)		$18.20

STATEMENT OF OPERATIONS

For the Six Months Ended February 28, 2013 (unaudited)

Investment Income:
Dividends		$229,548

Less: Taiwan withholding tax (Note 2)		(39,834)

Total investment income		189,714
Expenses:
Management fees (Note 4)	$687,592
Directors’ and officers’ fees and expenses	185,062
Taiwan stock dividend tax (Note 2)	142,029
Legal fees	125,243
Administration and accounting fees	87,585
Custodian fees	70,245
Shareholder communications	65,397
Delaware franchise tax	44,701
Insurance fees	40,802
Audit fees	37,814
Compliance services fees	37,757
Transfer agent fees	12,528
Miscellaneous	11,304

Total expenses		1,548,059

Net Investment Loss		(1,358,345)

Realized and Unrealized Gain (Loss) on:
Net realized gain (loss) on:
Investments	34,825
Foreign currency transactions	818,761

		853,586
Net change in unrealized appreciation (depreciation) on:
Investments	8,338,063
Foreign currency translations	(15,296)

		8,322,767

Net realized and unrealized gain		9,176,353

Net Increase in Net Assets Resulting From Operations		$7,818,008

10	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS (continued)

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2013	Year Ended August 31, 2012
	(unaudited)
Increase/(Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,358,345)	$350,564
Net realized gain (loss) on investments and foreign currency transactions	853,586	(8,619,477)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	8,322,767	(52,890,945)

Net increase (decrease) in net assets resulting from operations	7,818,008	(61,159,858)

Distributions to shareholders from:
Net realized gains	—	(10,411,965)

Total distributions to shareholders	—	(10,411,965)

Capital stock transactions:
Reinvestment of distributions from net investment income and net realized gains	—	12,827
Cost of shares tendered	—	(144,429,100)
Cost of shares repurchased (Note 6)	(7,176,274)	(4,589,427)

Total capital stock transactions	(7,176,274)	(149,005,700)

Increase (decrease) in net assets	641,734	(220,577,523)

Net Assets
Beginning of period	154,594,073	375,171,596

End of period	155,235,807	154,594,073

Accumulated undistributed net investment loss included in end of period net assets	$(26,766,058)	$(25,407,713)

The accompanying notes are an integral part of the financial statements.	11

FINANCIAL STATEMENTS (continued)

STATEMENT OF CASH FLOWS

For the Six Months Ended February 28, 2013 (unaudited)

Increase/(decrease) in cash –
Cash flows from operating activities:
Net increase in net assets from operations	$7,818,008
Adjustments to reconcile net decrease in net assets from operations to net cash received from operating activities:
Purchase of investment securities	(10,407,397)
Proceeds from disposition of investment securities	16,622,863
Gain from foreign cash transactions	68,564
Net realized gain on foreign currency transactions	(818,761)
Net realized gain from investment securities	(34,825)
Change in unrealized appreciation on investment securities	(8,338,063)
Change in unrealized depreciation on assets and liabilities denominated in foreign currencies	15,296
Decrease in dividends receivable	1,933,109
Decrease in receivables for securities sold	56,751
Decrease in prepaid expenses	40,802
Decrease in payable for Fund shares repurchased	(10,187)
Increase in payable for securities purchased	62,320
Decrease in accrued management fee	(39,499)
Decrease in Taiwan stock dividend tax payable	(47,524)
Increase in accrued directors’ and officers’ fees and expenses	31,889
Decrease in other payables and accrued expenses	(2,881)

Net cash received from operating activities	6,950,465

Cash flows from financing activities:
Payment for shares repurchased from shareholders	(7,176,274)

Net cash used in financing activities	(7,176,274)

Net decrease in cash	(225,809)
Cash:
Beginning of period	4,263,349

End of period	$4,037,540

12	The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS (continued)

FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding for the years indicated

	Six Months Ended February 28, 2013		Year Ended August 31,
			2012	2011	2010^	2009	2008
	(unaudited)
Selected Per Share Data
Net asset value, beginning of period	$17.21		$20.20	$16.33	$13.84	$15.71	$23.73

Income from Investment Operations:
Net investment income (loss)(a)	(0.16)		0.02	0.14	0.16	0.18	0.27
Net realized and unrealized gain (loss) on investments and foreign currency transactions	1.06		(2.57)	3.81	2.40	(1.88)	(4.91)

Total from investment operations	0.90		(2.55)	3.95	2.56	(1.70)	(4.64)

Less Distributions to Shareholders from:
Net investment income	—		—	(0.08)	(0.07)	(0.04)	(0.43)
Net realized gains	—		(0.56)	—	—	—	(2.76)
Distribution in excess of net investment income	—		—	—	—	(0.13)	—

Total distributions to shareholders	—		(0.56)	(0.08)	(0.07)	(0.17)	(3.19)

Capital Share Transactions:
Accretion (dilution) to net asset value, resulting from share repurchase program, tender offer or issuance of shares in stock dividend	0.09		0.12	—	—	—	(0.19)

Net asset value, end of period	$18.20		$17.21	$20.20	$16.33	$13.84	$15.71

Market value, end of period	$16.51		$15.58	$18.09	$14.67	$12.14	$14.32

Total Return
Per share net asset value(b)	5.75	%†	(11.54)%	24.21%	18.56%	(10.29)%	(21.03)%
Per share market value(b)	5.97	%†	(10.58)%	23.82%	21.42%	(13.68)%	(20.29)%
Ratio and Supplemental Data:
Net Assets, end of period (000s)	$155,236		$154,594	$375,172	$303,412	$257,062	$291,877
Ratio of expenses before fee waiver(c)	2.02	%(d)	1.65%	1.43%	1.49%	1.79%	1.97%
Ratio of expenses after fee waiver	2.02	%(d)	1.61%	1.43%	1.49%	1.63%	1.71%
Ratio of net investment income (loss)	(1.77	)%(d)	0.12%	0.71%	1.03%	1.61%	1.35%
Portfolio turnover rate	7	%†	75%	54%	101%	109%	85%

(a)	Based on average shares outstanding during the period.
(b)	Total investment return at net asset value (“NAV”) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the stock exchange during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund’s dividend reinvestment program. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both share price and NAV. During the year ended August 31, 2012, the adviser reimbursed certain fund expenses. If the Adviser had not reimbursed the Fund, the return would have been lower.
(c)	Expense ratio includes 20% tax paid on stock dividends received by the Fund. For the six months ended February 28, 2013 the Fund’s ratio of expenses before fee waiver and excluding taxes paid on stock dividends was 1.83% (annualized).
(d)	Annualized.
^	As of May 8, 2010, Martin Currie Inc. succeeded HSBC Global Asset Management (Taiwan) Limited (“HSBC”) as the Fund’s investment adviser.
†	Not annualized.

The accompanying notes are an integral part of the financial statements.	13

NOTES TO FINANCIAL STATEMENTS (unaudited)

FEBRUARY 28, 2013

1.  Organization

The Taiwan Fund, Inc. (the “Fund”), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment fund.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional certain risks not typically associated with investing in securities of U.S. companies or the U.S. government, including (1) volatility of the Taiwan securities market, (2) restrictions on repatriation of capital invested in Taiwan, (3) fluctuations in the rate of exchange between the NT Dollar and the U.S. Dollar, and (4) political and economic risks. In addition, ROC accounting, auditing, financial and other reporting standards are not equivalent to U.S. standards and, therefore, certain material disclosures may not be made, and less information may be available to investors investing in Taiwan than in the United States. There is also generally less regulation by governmental agencies and self-regulatory organizations with respect to the securities industry in Taiwan than there is in the United States.

2.  Significant Accounting Policies

The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates. Management has evaluated the impact of all events or transactions occurring after year end through the date these financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure. The following summarizes the significant accounting policies of the Fund:

Security Valuation.    All securities, including those traded over-the-counter, for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund’s net asset value per share or, if there were no sales on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). These securities are generally categorized as Level 1 securities in the fair value hierarchy. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board of Directors (the “Board”) may prescribe. Foreign securities may be valued at fair value according to procedures approved by the Board if the closing price is not reflective of current market values due to trading or events occurring in the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. These securities may be categorized as Level 2 or Level 3 securities in the fair value hierarchy, depending on the valuation inputs. Short-term investments, having a maturity of 60 days or less are valued at amortized cost, which approximates market value, with accrued interest or discount earned included in interest receivable.

The Fund has adopted fair valuation accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FEBRUARY 28, 2013

2.  Significant Accounting Policies – continued

instruments in markets that are not active; and model derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 – model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks^	$151,741,295	$—	$—	$151,741,295

Total	$151,741,295	$—	$—	$151,741,295

^	See schedule of investments for industry breakout.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund’s policy is to disclose transfers between Levels based on valuations at the end of the reporting period. As of February 28, 2013, there were no transfers between Levels 1, 2, or 3 based on the valuation input levels.

Repurchase Agreements.    In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation.    The financial accounting records of the Fund are maintained in U.S. dollars.

Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

Forward Foreign Currency Transactions.    A forward foreign currency contract (“Forward”) is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation on Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of February 28, 2013 the Fund had no open Forwards.

Indemnification Obligations.    Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business the Fund enters into contracts that provide general indemnifications to other parties. The

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FEBRUARY 28, 2013

2.  Significant Accounting Policies – continued

Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

Taxes.    As a qualified Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment Company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on sales of equities and 0.1% on sales of mutual fund shares based on the transaction amount.

The Fund’s functional currency for tax reporting purposes is the New Taiwan dollar.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for prior three fiscal years. The Fund identifies its major tax jurisdictions as U.S. Federal, Delaware and Taiwan where the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Investment Income.    Dividend income is recorded on the ex-dividend date; except, where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Taiwanese companies typically declare dividends in the Fund’s third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders.    The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), stockholders may elect to have all cash distributions automatically reinvested in Fund shares. (See the summary of the Plan described later.) Unless the Board elects to make a distribution in shares of the Fund’s common stock, stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

These differences are primarily due to differing treatments for foreign currency transactions, net operating loss and post October capital and late-year ordinary loss deferrals. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions.    Security transactions are accounted as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FEBRUARY 28, 2013

3.  Purchases and Sales of Securities

For the period ended February 28, 2013, purchases and sales of securities, other than short-term securities, aggregated $10,407,397 and $16,622,863, respectively.

4.  Management Fees and Other Service Providers

Management Fee.    As the Fund’s investment adviser, Martin Currie, Inc., (“Martin Currie” or “Investment Adviser”) receives a fee for its services, computed daily and payable monthly in U.S. dollars, at the annual rate of 0.90% on the first $150 million in total net assets under management, 0.80% on the next $150 million in total net assets under management and 0.70% on total net assets under management over $300 million.

For the period ended February 28, 2013 the management fee was equivalent to an annual rate of 0.90% of average net assets.

Martin Currie has entered into a sub-advisory agreement with APS Asset Management Pte Ltd. (“APS”), subject to supervision by Martin Currie and the Board. APS receives compensation for its services from Martin Currie, not from the Fund.

Administration Fees.    State Street Bank and Trust Company (“State Street”) provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. The Fund pays State Street a fee at the annual rate of 0.11% of the Fund’s average daily net assets up to $150 million, 0.08% of the next $150 million, and 0.05% of those assets in excess of $300 million, subject to certain minimum requirements. The Fund also pays State Street $130,000 per year for certain legal administrative services, including corporate secretarial services and preparing regulatory filings. State Street also serves as custodian (the “Custodian”) to the Fund. For this service, the Fund pays

State Street asset-based fees that vary according to the number of positions and transactions plus out of pocket fees.

Director’s and Officer’s Fees and Expenses.    The Fund pays each of its directors who is not a director, officer or employee of the investment adviser an annual fee of $20,000 plus $2,500 for each Board meeting or Committee meeting attended, and $2,500 for each meeting attended by telephone. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board meetings.

Other Service Providers.    Pursuant to a Compliance Services Agreement, Foreside Compliance Services, LLC (‘‘FCS’’) provides the Fund with a Chief Compliance Officer. FCS is paid customary fees for its services. Foreside Management Services, LLC (“FMS”) provides the Fund with a Treasurer. Martin Currie pays FMS customary fees for its services pursuant to the Treasury Services Agreement between the Fund and FMS. Neither FCS, FMS, nor their employees that serve as officers of the Fund, have a role in determining the investment policies or which securities are purchased or sold by the Fund.

General.    Certain directors and officers of the Fund may also be directors or employees of the aforementioned companies that provide services to the Fund, and during their terms of office, receive no compensation from the Fund.

5.  Fund Shares

At February 28, 2013, there were 100,000,000 shares of $0.01 par value capital stock authorized, of which 8,530,985 were issued and outstanding.

For the period ended February 28, 2013, the Fund repurchased 451,401 shares of its common stock, valued at $7,176,274 from shareholders under the Fund’s discount management program.

NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

FEBRUARY 28, 2013

5.  Fund Shares – continued

	For the Period Ended February 28, 2013	For the Year Ended August 31, 2012
Shares outstanding at beginning of year	8,982,386	18,575,214
Shares issued from reinvestment of distributions	—	876
Shares repurchased	(451,401)	(305,659)
Shares tendered	—	(9,288,045)

Shares outstanding at end of period	8,530,985	8,982,386

6.  Discount Management Program

On February 1, 2012, the Fund announced that the Board has voted to approve a Discount Management Program (the “Program”). Under the Program, the Fund will repurchase its common shares in the open market on any given trading day that the Fund’s shares are trading at a discount of 9% or more to the Fund’ net asset value from the prior day and there is a daily average discount of 9% or more from net asset value over the previous five-day period ending the prior day. On each day that shares are repurchased, the Fund will repurchase its shares to the maximum extent permitted by law unless Fund management determines that such a repurchase would be detrimental to the Fund and its shareholders. Under the Program, the Fund is authorized to repurchase in each twelve month period ending August 31, up to 10% of its common shares outstanding as of August 31 the prior year.

The Program is intended to enhance shareholder value, as repurchases made at a discount have the effect of increasing the net value per share of the Fund’s remaining shares. There is no assurance that the market price of the Fund’s shares, either absolutely or relative to net asset value, will increase as a result of any share repurchases. These repurchases may be suspended at any time or from time to time without prior notice.

During the period ended February 28, 2013, the Fund repurchased 451,401 of its shares at an average price of $15.90 per share (including brokerage commissions) at a weighted average discount of 9.45%. These repurchases had a total cost of $7,176,274.

7.  Federal Tax Information

The tax character of distributions made by the Fund during the period ended August 31, 2012 are as follows:

Year Ended August 31, 2012
Capital Gains	$10,411,965

Total	$10,411,965

Net unrealized appreciation of the Fund’s investment securities was $16,030,181 of which $26,831,360 related to appreciated investment securities and $(10,801,179) related to depreciated investment securities.

OTHER INFORMATION (unaudited)

Federal Tax Information.    The Fund has made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. For the year ended August 31, 2012, the total amount of foreign taxes paid that will be passed through to its shareholders and foreign source income for information reporting purposes will be $702,808 (representing taxes withheld plus taxes on stock dividends) and $6,202,972, respectively.

Privacy Policy

Privacy Notice

The Taiwan Fund, Inc. collects non-public personal information about its shareholders from the following sources:

☐  Information it receives from shareholders on applications or other forms;

☐  Information about shareholder transactions with the Fund, its affiliates, or others; and

☐  Information it receives from a consumer reporting agency.

The Fund’s policy is to not disclose nonpublic personal information about its shareholders to nonaffiliated third parties (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard it shareholders’ nonpublic personal information.

Proxy Voting Policies and Procedures

A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling 1-877-864-5056; and (2) as an exhibit to the Fund’s annual report on Form N-CSR which is available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information regarding how the investment adviser voted these proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the same number or by accessing the Commission’s website.

Quarterly Portfolio of Investments

The Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third quarters of each fiscal year. The Fund’s Form N-Q’s are available on the Commission’s website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most recent Form N-Q is available without charge, upon request, by calling 1-877-864-5056.

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN

What is the Dividend Reinvestment and Cash Purchase Plan?

The Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers shareholders of the Fund, a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. Computershare Trust Company, N.A. (the “Plan Administrator”), acts as Plan Administrator for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Administrator.

Who Can Participate in the Plan?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

What Does the Plan Offer?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

Reinvestment of dividends and capital gains distributions

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Administrator on the open market. You will be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

The Plan will not operate if a distribution is declared in shares only, subject to an election by the shareholders to receive cash.

Voluntary cash purchase option

Plan participants have the option of making investments in Fund shares through the Plan Administrator. You may invest any amount from $100 to $3,000 semi-annually. The Plan Administrator will purchase shares for you on the New York

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Administrator. Checks in U.S. dollars and drawn in U.S. banks should be made payable to “Computershare”. The Plan Administrator will not accept cash, traveler’s checks, money orders, or third party checks. We suggest you send your check, along with a completed transaction form which is attached to each statement you receive, to the following address to be received at least two business days before the investment date: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078. The Plan Administrator will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

If your check is returned unpaid for any reason, the Plan Administrator will consider the request for investment of such funds null and void, and shall immediately remove these shares from your account. The Plan Administrator shall be entitled to sell shares to satisfy any uncollected amount plus any applicable fees. If the net proceeds of the sale are insufficient to satisfy the balance of any uncollected amounts, the Plan Administrator shall be entitled to sell such additional shares from your account as may be necessary to satisfy the uncollected balance.

Is There a Cost to Participate?

For purchases from the reinvestment of dividends and capital gains distributions, you will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Administrator on the open market. You will also be charged a per share fee (currently $0.05) incurred with respect to the Plan Administrator’s open market purchases in connection with the reinvestment of dividends and capital gains distributions. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Administrator will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant. The Plan Administrator’s transaction fees for handling capital gains distributions or income dividends will be paid by the Fund.

For purchases from voluntary cash payments, participants are charged a service fee (currently $0.75 per investment) and a per fee (currently $0.05) for each voluntary cash investment. Per share fees include any brokerage commissions the Plan Administrator is required to pay.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

What Are the Tax Implications for Participants?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions. For further information as to the tax consequences of participating in the Plan, you should consult with your tax advisors.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair

SUMMARY OF DIVIDEND REINVESTMENT AND

CASH PURCHASE PLAN (continued)

market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

Once Enrolled in the Plan, May I Withdraw From It?

You may withdraw from the Plan without penalty at any time by calling the Plan Administrator at 1-800-426-5523, by accessing your Plan account at the Plan Administrator’s web site, www.computershare.com/investor or by written notice to the Plan Administrator.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, and a check for any fractional share (valued at the market value of the shares at the time of withdrawal or termination) less any applicable fees. You may also request that the Plan Administrator sell your shares and send you the proceeds, less a transaction fee of $2.50 and a per share fee of $0.15 for any request for withdrawal or termination. The per share fee includes any brokerage commissions the Plan Administrator is required to pay. Alternatively, you may also request that the Plan Administrator move your whole shares to the Direct Management System, which would allow you to maintain ownership of those whole shares in book entry form on the records of the Fund.

All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests within thirty (30) days of an address change are expected to be submitted in written form.

Whom Should I Contact for Additional Information?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: Computershare, c/o The Taiwan Fund, Inc. at P.O. Box 43078, Providence, RI 02940-3078, by telephone at 1-800-426-5523 or through the Internet at www.computershare.com/investor. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Administrator may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 30 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 30 days before the record date of any dividend or capital gains distribution by the Fund.

UNITED STATES ADDRESS

The Taiwan Fund, Inc.

c/o State Street Bank and Trust Company

2 Avenue de Lafayette

P.O. Box 5049

Boston, MA

1-877-864-5056

www.thetaiwanfund.com

INVESTMENT ADVISER AND SUB-ADVISER

Martin Currie, Inc.

Edinburgh, Scotland

APS Asset Management Pte Ltd.

Singapore

DIRECTORS AND OFFICERS

Joe O. Rogers, Chairman of the Board and Director

Bing Shen, Director

Michael Holland, Director

M. Christopher Canavan, Jr., Director

Anthony Kai Yiu Lo, Director

William Kirby, Director

Jamie Skinner, President

William C. Cox, Treasurer

Richard F. Cook, Jr., Chief Compliance Officer

Tracie A. Coop, Secretary

ADMINISTRATOR AND ACCOUNTING AGENT

State Street Bank and Trust Company

Boston, MA

CUSTODIAN

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.

Canton, MA

LEGAL COUNSEL

Clifford Chance US LLP

New York, NY

Lee and Li

Taipei, Taiwan

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP

Philadelphia, PA

SHAREHOLDER AGENT

AST Fund Solutions, LLC

New York, NY

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

Item 2. Code of Ethics.

Not required for this filing.

Item 3. Audit Committee Financial Expert.

Not required for this filing.

Item 4. Principal Accountant Fees and Services.

Not required for this filing.

Item 5. Audit Committee of Listed Registrants.

Not required for this filing.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not required for this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Company.

There have been no changes to any of the registrant’s portfolio managers since last reported in the registrant’s Annual Report dated August 31, 2012 and as filed in Form N-CSR on November 7, 2012 SEC Accession No. 0001193125-12-456722

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period*	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
September 1, 2012 – February 28, 2013	451,401	$15.90	451,401	446,838

Total	451,401	$15.90	451,401	446,838

*	The Fund implemented a Discount Management Program (the “Program”) in February 2012. Under the Program, the Fund is authorized to repurchase in each twelve-month period ending August 31 up to 10% of its common shares outstanding as of August 31 of the prior year.

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Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors during the period covered by this Form N-CSR filing.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the 1934 Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

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Item 12. Exhibits

(a)(1)	Not required for this filing.

(a)(2)	The certifications required by Rule 30a-2 of the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3)	Not required for this filing.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE TAIWAN FUND, INC.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date: May 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jamie Skinner
Jamie Skinner
President of The Taiwan Fund, Inc.

Date: May 3, 2013

By:	/s/ William C. Cox
William C. Cox
Treasurer of The Taiwan Fund, Inc.

Date: May 3, 2013

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